UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

(collectively, the “Affected Portfolios”)

January 11, 2021

To the Shareholders of the Affected Portfolios:

A Special Meeting (the “Special Meeting”) of shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on February 5, 2021 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Affected Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card(s) enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card(s) may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Your proxy cards are not duplicates and you must vote separately for each Affected Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date any enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE VALUE EQUITY PORTFOLIO

THE GROWTH EQUITY PORTFOLIO

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

THE INTERNATIONAL EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE EMERGING MARKETS PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE CORPORATE OPPORTUNITIES PORTFOLIO

THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

THE INFLATION PROTECTED SECURITIES PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

(collectively, the “Affected Portfolios”)

of

HC CAPITAL TRUST

to be held on February 5, 2021

TO THE SHAREHOLDERS:

Notice is hereby given (the “Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, February 5, 2021, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Affected Portfolios will be asked to consider the engagement of additional investment advisory organizations to provide portfolio management services to each of the Portfolios, as follows:

(1)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Value Equity Portfolio.

(2)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Growth Equity Portfolio.

(3)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Institutional U.S. Equity Portfolio.

(4)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The International Equity Portfolio.

(5)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Institutional International Equity Portfolio.

(6)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Emerging Markets Portfolio.

(7)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Core Fixed Income Portfolio.

(8)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Corporate Opportunities Portfolio.

(9)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The U.S. Government Fixed Income Securities Portfolio.

(10)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Inflation Protected Securities Portfolio.

(11)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The U.S. Corporate Fixed Income Securities Portfolio.

(12)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

(13)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Intermediate Term Municipal Bond Portfolio.

(14)	To approve or disapprove a Portfolio Management Agreement between the Trust and Parametric Portfolio Associates, LLC relating to The Intermediate Term Municipal Bond II Portfolio.

(15)	To approve or disapprove a Portfolio Management Agreement between the Trust and WCM Investment Management, LLC relating to The International Equity Portfolio.

(16)	To approve or disapprove a Portfolio Management Agreement between the Trust and WCM Investment Management, LLC relating to The Institutional International Equity Portfolio.

Shareholders of the Affected Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Affected Portfolios at the close of business on December 18, 2020 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy card(s) promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 5, 2021

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy card(s) are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the fourteen series of the Trust identified in the table below (each an “Affected Portfolio” and collectively, the “Affected Portfolios”).

Proxies so solicited are intended for use at a special meeting of shareholders of the Affected Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, February 5, 2021 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about January11, 2021. Only shareholders of record of one or more of the Affected Portfolios on December 18, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals (each, a “Proposal”) to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the Proposals and the number of shares outstanding (“Record Date Shares”) for each Affected Portfolio as of the Record Date:

Summary of Proposal	Affected Portfolio	Record Date Shares for Affected Portfolio
Proposal 1

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Parametric Portfolio Associates, LLC (“Parametric”).	The Value Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 2

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Growth Equity Portfolio, and Parametric.	The Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 3

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio, and Parametric.	The Institutional U.S. Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 4

Approval of a Portfolio Management Agreement between the Trust, on behalf of The International Equity Portfolio, and Parametric.	The International Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 5

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Parametric.	The Institutional International Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 6

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Parametric.	The Emerging Markets Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 7

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Parametric.	The Core Fixed Income	HC Strategic Shares: HC Advisors Shares:	0

Proposal 8

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Corporate Opportunities Portfolio, and Parametric.	The Corporate Opportunities Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 9

Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Government Fixed Income Securities Portfolio, and Parametric.	The U.S. Government Fixed Income Securities Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 10

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Inflation Protected Securities Portfolio, and Parametric.	The Inflation Protected Securities	HC Strategic Shares: HC Advisors Shares:	0

Proposal 11

Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Corporate Fixed Income Securities Portfolio, and Parametric.	The U.S. Corporate Fixed Income Securities	HC Strategic Shares: HC Advisors Shares:	0

Proposal 12

Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, and Parametric.	The U.S. Mortgage/Asset Backed Fixed Income Securities	HC Strategic Shares: HC Advisors Shares:	0

Proposal 13

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Intermediate Term Municipal Bond Portfolio, and Parametric.	The Intermediate Term Municipal Bond Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 14

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Intermediate Term Municipal Bond II Portfolio, and Parametric.	The Intermediate Term Municipal Bond II Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 15

Approval of a Portfolio Management Agreement between the Trust, on behalf of The International Equity Portfolio, and WCM Investment Management, LLC (“WCM”).	The International Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 16

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and WCM.	The Institutional International Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each Proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Affected Portfolio, you will receive a proxy card for each such Affected Portfolio. Shareholders must vote each proxy separately as each represents a separate Proposal for that one Affected Portfolio. Shareholders of each of the Affected Portfolios will vote together on the respective Proposals without regard to the class of shares held. Implementation of the several proposals listed above is not contingent on the approval of all Proposals; each Proposal that is approved by an Affected Portfolio identified in the table will be implemented without regard to whether shareholders entitled to vote on any other Proposal approve such other Proposal.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Affected Portfolio. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Affected Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Affected Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of a Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Affected Portfolios. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”), serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve a Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of an Affected Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2020, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (each, a “Portfolio”) by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for each Portfolio, including the Affected Portfolios. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve favorable investment results relative to selected benchmarks; and/or monitoring the performance and adherence to stated styles of the Specialist Managers. The Adviser is also responsible for allocating portfolio assets among Specialist Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for oversight of the management of the business and affairs of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve favorable investment results relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolio to achieve its overall investment objective.

The Board has approved the engagement of each the proposed Specialist Managers to serve each of the respective Affected Portfolios based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements (the “Proposed Agreements”) requires the approval of the shareholders of the relevant Affected Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, the Portfolio or Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the Proposals are not approved will not affect the implementation of those Proposals that are approved.

Further Information

Information about each of the Affected Portfolios, the Proposed Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 16; an illustration of the impact that the new fee structures would have had on each Affected Portfolio had they been in effect during the fiscal year ended June 30, 2020, appears in Appendices A through N to this Proxy Statement. Additional information concerning Parametric and WCM is set forth in a Specialist Managers Guide in Appendix O to this Proxy Statement.

PROPOSALS NO. 1 - 14:

Approval of new Portfolio Management Agreements between the Trust and Parametric on behalf of each of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio

At a meeting of the Board held on December 15, 2020, the Adviser recommended that Parametric be contracted to provide additional portfolio management services to each of the Affected Portfolios.

Parametric would manage assets of each Portfolio using an “options overlay” strategy that writes (sells) put and call options on individual securities, broad-based market indices and/or substitutes for such indices, in order to receive the associated premiums. The Adviser believes that the addition of this strategy to the Affected Portfolios will benefit them by providing an additional source of income.

At the December 15, 2020 meeting of the Board, the Board approved the Parametric strategy for each of the Affected Portfolios and also approved the terms of the related Proposed Agreements. The terms of the Proposed Agreements with Parametric are substantially similar, with the exception of the applicable fees, to the terms of numerous Portfolio Management Agreements currently in effect between the Trust and Parametric related to eleven Portfolios of the Trust, including several of the Affected Portfolios, related to different strategies managed by Parametric.

The Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that one or more of the Proposed Agreements is not approved by an Affected Portfolio’s shareholders, the current Specialist Managers will continue to manage that Affected Portfolio. Once implemented, each of the Proposed Agreements will remain in effect in accordance with its respective terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of each of the Affected Portfolios’ assets to be managed by Parametric under the Proposed Agreements would be determined by the Adviser in order to achieve the desired total portfolio diversification and reward-risk characteristics.

Information about the basis upon which the Board based its approval of the respective Proposed Agreements is set forth below. Information about Parametric is set forth in the Specialist Managers Guide in Appendix O, below. Information about each of the Affected Portfolios and the terms and conditions of the Proposed Agreements, including the proposed fee structures is also set forth below. A copy of the form of the Proposed Agreements with Parametric appears as Exhibit 1 to this Proxy Statement.

The management fees payable to Parametric under the Proposed Agreements will be calculated as a flat fee payable for each calendar month during which Parametric manages assets using the options overlay strategy in a given Portfolio. Accordingly, when expressed as a percentage of assets, these fees will vary depending on the level of assets allocated to the strategy by the Adviser, with lower asset levels resulting in higher fees on a percentage basis. At certain asset levels, the fees payable to Parametric by each of the Affected Portfolios may be higher than those currently payable to the respective Portfolios’ existing Specialist Managers. Based on the current expectations regarding the portions of the Affected Portfolios to be allocated to this strategy, it is anticipated that the overall management fees paid by each of the Growth Equity, International Equity, Institutional International Equity, Emerging Markets, Core Fixed Income, Corporate Opportunities, U.S. Government Fixed Income Securities, Inflation Protected Securities; U.S. Corporate Fixed Income Securities; U.S. Mortgage/Asset Backed Fixed Income Securities; Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios will increase, although the exact level of such increase will depend on the final allocation of assets amongst the various Specialist Managers. The fees in the Proposed Agreements reflect the specific services that Parametric will provide to the Affected Portfolios. Appendices A through N provide illustrations of the impact of hypothetical allocations to Parametric on each Affected Portfolio’s fees and expenses if the Proposed Agreements had been in place during the fiscal year ended June 30, 2020.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF EACH OF THE AFFECTED PORTFOLIOS

VOTE, RESPECTIVELY, “FOR” PROPOSALS NO. 1 THROUGH 14

PROPOSALS NO. 15 & 16:

Approval of new Portfolio Management Agreements between the Trust and WCM on behalf of each of The International Equity Portfolio and The Institutional International Equity Portfolio

(together, the “Portfolios”)

At a meeting of the Board held on December 15, 2020, the Adviser recommended that WCM be contracted to provide additional portfolio management services to each of the Portfolios.

WCM would manage assets of each Portfolio using an international small cap strategy that focuses on high quality companies with less than $10 billion in market capitalization that are domiciled outside the U.S. and which WCM believes exhibit a strong growth trajectory. The Adviser believes that the addition of this strategy to the Portfolios will benefit them as the strategy will produce an actively managed portfolio of securities that has a substantially different composition than the Portfolios’ benchmark indices.

At the December 15, 2020 meeting of the Board, the Board approved WCM as an additional Specialist Manager for both of the Portfolios and also approved the terms of the related Proposed Agreements. The terms of the Proposed Agreements with WCM are substantially similar, with the exception of the applicable fees, to the terms of the Portfolio Management Agreements currently in effect between the Trust and each of the Specialist Managers currently serving the Portfolios.

The Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that either of the Proposed Agreements is not approved by a Portfolio’s shareholders, the current Specialist Managers will continue to manage that Portfolio. Once implemented, each of the Proposed Agreements will remain in effect in accordance with its respective terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of each of the Portfolios’ assets to be managed by WCM would be determined by the Adviser in order to achieve the desired total portfolio diversification and reward-risk characteristics.

Information about the basis upon which the Board based its approval of the respective Proposed Agreements is set forth below. Information about WCM is set forth in the Specialist Managers Guide in Appendix O, below. Information about each of the Portfolios and the terms and conditions of the Proposed Agreements, including the proposed fee structures is also set forth below. A copy of the form of the Proposed Agreement with WCM appears as Exhibit 2 to this Proxy Statement.

The management fees payable to WCM under the Proposed Agreements will be higher than any of the fees payable to the current Specialist Managers serving each of the Portfolios. The fees in the Proposed Agreements reflect the specific services that WCM will provide to the Portfolios. Based on the current expectations regarding the portions of the Portfolios to be allocated to WCM, it is anticipated that the overall management fees paid by each Portfolio will increase, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers. Appendices D & E provide illustrations of the impact of hypothetical allocations to WCM on each Portfolio’s fees and expenses if the Proposed Agreements had been in place during the fiscal year ended June 30, 2020.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF EACH OF THE INTERNATIONAL EQUITY PORTFOLIO AND THE

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

VOTE, RESPECTIVELY, “FOR” PROPOSALS NO. 15 & 16

Factors Considered by the Board in Approving the Proposals.

At its regular meeting held on December 15, 2020, the Board, including a majority of the members of the Board of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), considered and approved each of the Proposed Agreements subject to the approval of the shareholders of the respective Affected Portfolios. In connection with its deliberations, the Board reviewed and considered information about each of Parametric and WCM (collectively, the “Proposed Managers”), including information provided by each Proposed Manager in response to a set of requests for information submitted to the Proposed Manager by the Independent Trustees in connection with their consideration of the Proposed Agreements. The Board also reviewed and considered information about the Proposed Managers’ business operations, financial position, costs and/or profitability, other accounts and related information, including the impact of the COVID-19 pandemic on their firms. The Independent Trustees and their independent legal counsel conferred in executive sessions both with and without representatives of management the day prior to the meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

In concluding that approval of each of the Proposed Agreements was in the best interests of each of the respective Affected Portfolios and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each Affected Portfolio, the role of the various Specialist Managers currently serving each Affected Portfolio, and the potential benefits of engaging the Proposed Managers to manage a portion of each of the respective Affected Portfolios’ assets according to the respective strategies.

The Board considered information provided to it by the Adviser and the Proposed Managers with respect to the nature, extent and quality of the services expected to be provided by each Proposed Manager, WCM’s performance record in managing investment accounts similar to the respective Affected Portfolios, each Proposed Manager’s commitment to maintaining a consistent investment strategy, the size and depth of each Proposed Manager’s organization and other factors. The Board further considered that the options overlay strategy to be implemented by Parametric is managed in a customized manner at the direction of the Adviser and therefore information regarding the management of similar accounts is not available for this strategy. The Board also considered the specific terms of each Proposed Agreement, including the fees proposed to be paid to each Proposed Manager.

The information received from the Adviser included the Adviser’s overall evaluation of the Proposed Managers, the investment style that the Adviser expects the Proposed Managers to bring to their respective assignments, the Adviser’s expectations for each Affected Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to the strategy assigned to each of the Proposed Managers.

In summary, the Board concluded that the implementation of each of the Proposed Agreements would be in the best interests of the Trust and the shareholders of each respective Affected Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to each Proposed Manager’s management style and past performance record to the extent available for a particular investment strategy. Specifically, in considering the nature, extent and quality of the services expected to be provided by each Proposed Manager, the Board considered information provided by the Adviser and each Proposed Manager with respect to their commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds, when applicable) in the past, and information relating to their compliance programs and back office systems. The Board further considered information with respect to the experience and professional backgrounds of the members of each proposed portfolio management team. The Board also considered information provided by representatives of WCM in a presentation made to the Board at its December 15, 2020 meeting. In concluding that the services expected to be provided by each of the Proposed Managers were reasonably likely to benefit each Affected Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of the Proposed Managers to carry out the investment policies of each Affected Portfolio and to implement their investment strategies.

The Board also determined that the terms of each Proposed Agreement were fair and reasonable and that the rate at which each of the Proposed Managers would be compensated for its services under the applicable Proposed Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from WCM regarding the fee structures of its similarly-managed accounts. The Board noted that the peer group data provided for Parametric was being compared to fee estimates prepared by the Adviser for the sleeve of each Affected Portfolio expected to implement Parametric’s options overlay strategy based on each Affected Portfolio’s highest anticipated use of the strategy. While the Board found the information presented useful as an indication of the range of fees and services in the peer groups and among similarly-managed accounts, as applicable. of each of the Proposed Managers, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of each Affected Portfolio and of the Trust as a whole and the fact that the rate at which each of the Proposed Managers is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the proposed engagements could result in an increase in the overall advisory fees paid by each of the Affected Portfolios at certain asset levels, but balanced such increases against the advantage to each Affected Portfolio expected to be achieved by virtue of access to the investment strategies to be employed by the Proposed Managers. The Board also recognized that the overall levels of advisory fees and expenses experienced by each Affected Portfolio depend upon the manner in which the assets of such Affected Portfolio are allocated among the various Specialist Managers by the Adviser.

In concluding that the engagement of each of the Proposed Managers would be appropriate and, further, that approval of each of the Proposed Agreements was in the best interests of shareholders of each respective Affected Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients. The Board also had before it information to the effect that each of the Proposed Managers would be responsible only for the day-to-day investment decisions for that portion of the assets of the Affected Portfolio allocated to it. Moreover, the Board was informed that neither of the Proposed Managers would participate in the administration of any of the Affected Portfolios or the distribution of their shares and would receive limited, if any, benefit from their association with the Affected Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by each of the Proposed Managers, referencing the expected investment styles to be employed, the experience of the personnel expected to be assigned to each Affected Portfolio and the past performance of each organization including, as applicable, peer group comparisons and comparisons with each of the Proposed Managers’ other similarly-managed accounts. The Board also considered the Trust’s past experience with Parametric, which has managed a number of different strategies in multiple Portfolios of the Trust since 2015. The Board considered that neither of the Proposed Managers is affiliated with the Adviser and that the rate to be paid to each of the Proposed Managers represents arm’s-length negotiation between the Adviser and each Proposed Manager. For these reasons, the Board determined that the profitability to the Proposed Managers from their relationship with an Affected Portfolio was not a material factor in its deliberations with respect to consideration of the approval of each Proposed Agreement. The Board further considered that the arm’s-length negotiations between the Adviser and WCM resulted in scheduled breakpoints designed to recognize economies of scale where appropriate.

Information About the Proposed Agreements.

Each of the Proposed Agreements requires the named service provider to: (i) provide a continuous investment program for that portion of the respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. Each Proposed Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act.

Under the terms of the Proposed Agreements with Parametric, each of the Value Equity, Growth Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

Under the terms of the Proposed Agreements with WCM, each of the International Equity and Institutional International Equity Portfolios will pay WCM a fee to be calculated at an annual rate of 0.85% of the first $100 million of Combined Assets and 0.75% of Combined Assets in excess of $100 million. The term “Combined Assets” means the aggregate sum of the net assets of that portion of each of the Portfolios allocated to WCM from time-to-time.

For more information on the fees and expenses of the Affected Portfolios, see the pro-forma fee and expense tables in Appendices A through N.

With respect to duration and termination, each Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. Each Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the respective Affected Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If each Proposal is approved, the Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that a Proposed Agreement is not approved by an Affected Portfolio’s shareholders, the current Specialist Managers will continue to manage that Affected Portfolio.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the applicable Affected Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of that Affected Portfolio. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Affected Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the applicable Affected Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Affected Portfolio’s average net assets. For the fiscal year ended June 30, 2020, the Adviser received advisory fees from each of the Affected Portfolios as follows:

The Value Equity Portfolio	$283,000
The Growth Equity Portfolio	$381,000
The Institutional U.S. Equity Portfolio	$817,000
The International Equity Portfolio	$395,000
The Institutional International Equity Portfolio	$817,000
The Emerging Markets Portfolio	$605,000
The Core Fixed Income Portfolio	$ 33,000
The Corporate Opportunities Portfolio	$256,000
The U.S. Government Fixed Income Securities Portfolio	$158,000
The Inflation Protected Securities Portfolio	$179,000
The U.S. Corporate Fixed Income Securities Portfolio	$163,000
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$114,000
The Intermediate Term Municipal Bond Portfolio	$195,000
The Intermediate Term Municipal Bond II Portfolio	$ 39,000

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2020 and were last approved by shareholders of the Affected Portfolios on the following dates:

The Value Equity Portfolio	December 27, 2006
The Growth Equity Portfolio	December 27, 2006
The Institutional U.S. Equity Portfolio	August 8, 2008
The International Equity Portfolio	December 27, 2006
The Institutional International Equity Portfolio	November 20, 2009
The Emerging Markets Portfolio	December 10, 2009
The Core Fixed Income Portfolio	December 27, 2006
The Corporate Opportunities Portfolio	December 27, 2006
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010
The Inflation Protected Securities Portfolio	February 24, 2014
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010
The Intermediate Term Municipal Bond Portfolio	December 27, 2006
The Intermediate Term Municipal Bond II Portfolio	July 13, 2010

Information about the Other Specialist Managers.

The Value Equity Portfolio

The Value Equity Portfolio is currently managed by four Specialist Managers: Echo Street Capital Management LLC (“Echo Street”), Frontier Capital Management Company, LLC (“Frontier”), Mellon Investments Corporation (“Mellon”), and Parametric.

Echo Street’s principal offices are located at 12 E. 49th Street, 44th Floor, New York, NY 10017. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Echo Street

Echo Street is entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million.

“Combined Assets” is the sum of the net assets of that portion of each of the Institutional U.S. Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time.

During the fiscal year ended June 30, 2020, Echo Street did not have any assets of The Value Equity Portfolio allocated to it.

Frontier

Frontier is entitled to receive a fee at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below), and 0.75% for all assets allocated to it in excess of $90 million of such Combined Assets.

The term “Combined Assets” means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Frontier provides day-to-day portfolio management services.

During the fiscal year ended June 30, 2020, Frontier did not have any assets of The Value Equity Portfolio allocated to it.

Mellon

So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from The Value Equity Portfolio of 0.04% of assets committed to Mellon’s Index Strategy; 0.065% of the assets committed to Mellon’s Factor Strategy; and 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.065% of assets committed to Mellon’s Index Strategy, 0.075% of the assets committed to Mellon’s Factor Strategy and 0.10% of the assets committed to Mellon’s U.S. Multi-Factor Strategy.

The term “Combined Mellon Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity

Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios.

During the fiscal year ended June 30, 2020, Mellon did not have any assets of The Value Equity Portfolio allocated to it.

Parametric

For its services to The Value Equity Portfolio related to its Liquidity Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to the Portfolio will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2020, Parametric received a fee of 0.16% of the average daily net assets for the portion of The Value Equity Portfolio allocated to the Liquidity Strategy.

For its services to The Value Equity Portfolio related to its Targeted Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below). The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric is also entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2020, Parametric received a fee of 0.22% of the average daily net assets for the portion of The Value Equity Portfolio allocated to the Targeted Strategy.

For its services to The Value Equity Portfolio related to its Tax-Managed Custom Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of Combined Tax-Managed Strategy Assets (as defined below), 0.09% of the next $250 million of Combined Tax-Managed Strategy Assets, 0.08% of the next $500 million of Combined Tax-Managed Strategy Assets and 0.07% of Combined Tax-Managed Strategy Assets exceeding $1 billion. The term “Combined Tax-Managed Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Strategy. During the fiscal year ended June 30, 2020, Parametric received a fee of 0.08% of the average daily net assets for the portion of The Value Equity Portfolio allocated to the Tax-Managed Custom Strategy.

The Growth Equity Portfolio

The Growth Equity Portfolio is currently managed by four Specialist Managers: Echo Street, Jennison Associates LLC (“Jennison”), Mellon and Parametric.

Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Echo Street

For its services to The Growth Equity Portfolio, Echo Street is entitled to receive the same fee as it receives for The Value Equity Portfolio, above

During the fiscal year ended June 30, 2020, Echo Street did not have any assets of The Growth Equity Portfolio allocated to it.

Jennison

Jennison is entitled to receive a maximum annual fee of 0.30% of the average daily net assets of that portion of each of the Growth Equity and Institutional U.S. Equity Portfolios allocated to Jennison (the “Jennison Account”). Jennison’s fee may be lower, however, to the extent the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison, for clients of the Adviser, (“Related Accounts”) (together, the “Combined Assets”) results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from the Growth and Institutional U.S. Equity Portfolios advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a “Related Account” is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of the Adviser.

For Combined Assets of:	The fee* paid to Jennison would be:
On the First $10 million	0.75% of the avg. daily net assets of those Combined Assets
On the Next $30 million	0.50% of the avg. daily net assets of those Combined Assets
On the Next $25 million	0.35% of the avg. daily net assets of those Combined Assets
One the Next $335 million	0.25% of the avg. daily net assets of those Combined Assets
One the Next $600 million	0.22% of the avg. daily net assets of those Combined Assets
On the next $4 billion	0.20% of the avg. daily net assets of those Combined Assets
Over $5 billion	0.25% of the avg. daily net assets of those Combined Assets

*  Under the Combined Fee Schedule, the fee paid to Jennison is subject to the maximum annual fee of the average daily net assets of that portion of Portfolios allocated to Jennison.

For its services to The Growth Equity Portfolio during the fiscal year ended June 30, 2020, Jennison received a fee of 0.29% of the average daily net assets of that portion of the Portfolio allocated to the Jennison Account.

Mellon

For its services to The Growth Equity Portfolio, Mellon is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Mellon did not have any assets of The Growth Equity Portfolio allocated to it.

Parametric

For its services to The Growth Equity Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.17% of the average daily net assets for the portion of The Growth Equity Portfolio allocated to the Liquidity Strategy, 0.18% of the average daily net assets for the portion of The Growth Equity Portfolio allocated to the Targeted Strategy and 0.08% of the average daily net assets for the portion of The Growth Equity Portfolio allocated to the Tax-Managed Custom Strategy.

The Institutional U.S. Equity Portfolio

The Institutional U.S. Equity Portfolio is currently managed by seven Specialist Managers: Echo Street, Frontier, Jennison, Mellon, Parametric, Pacific Investment Management Company LLC (“PIMCO”) and Wellington Management Company LLP (“Wellington Management”).

PIMCO’s principal offices are located at 650 Newport Center Drive, Newport Beach, CA 92660. Wellington Management’s principal offices are located at 280 Congress Street, Boston, MA 02210.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Echo Street

For its services to The Institutional U.S. Equity Portfolio, Echo Street is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Echo Street received a fee of 0.56% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to it.

Frontier

For its services to The Institutional U.S. Equity Portfolio, Frontier is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Frontier received a fee of 0.45% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to it.

Jennison

For its services to The Institutional U.S. Equity Portfolio, Jennison is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

For its services to The Institutional U.S. Equity Portfolio during the fiscal year ended June 30, 2020, Jennison received a fee of 0.29% of the average daily net assets of that portion of the Portfolio allocated to the Jennison Account.

Mellon

For its services to The Institutional U.S. Equity Portfolio, Mellon is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Mellon received a fee of 0.04% of the average daily net assets of the portion of The Institutional U.S. Equity Portfolio allocated to its Index Strategy and 0.065% of the average daily net assets of the portion of The Institutional U.S. Equity Portfolio allocated to its Factor Strategy. No assets of The Institutional U.S. Equity Portfolio were allocated to Mellon’s U.S. Multi-Factor Strategy.

Parametric

For its services to The Institutional U.S. Equity Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above except that there is no Tax-Managed Custom Strategy in The Institutional U.S. Equity Portfolio.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.08% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to the Liquidity Strategy, and 0.11% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to the Targeted Strategy.

PIMCO

PIMCO is entitled to receive an annual fee of 0.25% of assets allocated to PIMCO’s Enhanced Index Strategy.

PIMCO is entitled to receive an annual fee with respect to assets allocated to its RAFI US Multi-Factor Strategy at the annual rate of 0.175% of the first $600 million of the Combined RAFI US Multi-Factor Strategy Assets; 0.15% on the next $700 million of Combined RAFI US Multi-Factor Strategy Assets; and 0.125% on Combined RAFI US Multi-Factor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%; however, for the twelve month period ending December 20, 2019, this fee for the minimum asset requirement was voluntarily waived to 0.175% of the average daily net assets of the account.

The term “Combined RAFI US Multi-Factor Strategy Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to PIMCO’s RAFI US Multi-Factor Strategy from time-to-time.

During the fiscal year ended June 30, 2020, PIMCO was not allocated assets to PIMCO’s enhanced index strategy and received fees of 0.175% during the period ended December 20, 2019, and 0.20% thereafter for the portion of The Institutional U.S. Equity Portfolio allocated to the RAFI US Multi-Factor Strategy.

Wellington Management

Wellington Management is entitled to receive from the Portfolio a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets means the sum of (a) the net assets of The Institutional U.S. Equity Portfolio allocated to Wellington Management and (b) the net assets for clients of the Adviser managed by Wellington Management within the same strategy.

During the fiscal year ended June 30, 2020, Wellington Management received a fee of 0.75% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to it.

The International Equity Portfolio

The International Equity Portfolio is currently managed by three Specialist Managers: City of London Investment Management Company Limited (“CLIM”), Mellon and Parametric.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

CLIM

CLIM is entitled to receive an annual fee of 0.80% of average daily net assets of the first $50 million of “Combined Assets” (as defined below) and 0.40% of Combined Assets in excess of $50 million. “Combined Assets” is the sum of: the average daily net assets managed by CLIM in each of the International Equity and Institutional International Equity Portfolios; and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of the Adviser.

During the fiscal year ended June 30, 2020, no assets were allocated to CLIM in The International Equity Portfolio.

Mellon

So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the developed market assets of the Portfolio managed by it, at an annual rate of 0.05% of assets committed to Mellon’s Index Strategy and 0.075% of the assets committed to Mellon’s Factor Strategy. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.06% of assets committed to Mellon’s Index Strategy and 0.085% of the assets committed to Mellon’s Factor Strategy.

So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the emerging market assets of the Portfolio managed by it, at an annual rate of 0.13%. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.15%.

The term “Combined Mellon Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios.

Prior to June 16, 2020, Mellon received a fee of 0.10% on all developed market strategies in the Portfolio. During the fiscal year ended June 30, 2020, no assets were allocated to Mellon in The International Equity Portfolio.

Parametric

For its services to The International Equity Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.10% of the average daily net assets for the portion of The International Equity Portfolio allocated to the Liquidity Strategy, 0.26% of the average daily net assets for the portion of The International Equity Portfolio allocated to the Targeted Strategy and 0.08% of the average daily net assets for the portion of The International Equity Portfolio allocated to the Tax-Managed Custom Strategy.

The Institutional International Equity Portfolio

The Institutional International Equity Portfolio is currently managed by four Specialist Managers: CLIM, Mellon, PIMCO and Parametric.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

CLIM

For its services to The Institutional International Equity Portfolio, CLIM is entitled to receive the same fee as it receives for The International Equity Portfolio, above.

During the fiscal year ended June 30, 2020, CLIM received a fee of 0.63% of the average daily net assets of that portion of The Institutional International Equity Portfolio allocated to it.

Mellon

For its services to The Institutional International Equity Portfolio, Mellon is entitled to receive the same fee as it receives for The International Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Mellon received a fee of 0.07% no assets were allocated to Mellon in The International Equity Portfolio of the average daily net assets of that portion of The Institutional International Equity Portfolio allocated to its Developed Index Strategy. No assets were allocated to Mellon’s Developed Factor or Emerging Markets Strategies.

PIMCO

PIMCO is entitled to receive a fee calculated at the annual rate of 0.39%.

During the fiscal year ended June 30, 2020, no assets of The Institutional International Equity Portfolio were allocated to PIMCO.

Parametric

For its services to The Institutional International Equity Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above except that there is no Tax-Managed Custom Strategy in The Institutional U.S. Equity Portfolio.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.07% of the average daily net assets for the portion of The Institutional International Equity Portfolio allocated to the Liquidity Strategy and 0.16% of the average daily net assets for the portion of The Institutional International Equity Portfolio allocated to the Targeted Strategy.

The Emerging Markets Portfolio

The Emerging Markets Portfolio is currently managed by five Specialist Managers: CLIM, Mellon, Parametric, RBC Global Asset Management (UK) Limited (“RBC GAM”) and XY Investments (HK) Ltd (“XY Investments”).

RBC GAM’s principal offices are located at 77 Grosvenor Street, London, W1K 3JR. XY Investments’ principal offices are located at 136 Des Voeux Road Central, 9/F, Suite 911, Central, Hong Kong.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

CLIM

CLIM is entitled to receive an annual fee of 1.00% on the first $100 million in Combined Assets; 0.80% on the next $100 million and 0.50% thereafter. “Combined Assets” is the sum of: the average daily net assets managed by CLIM in The Emerging Markets Portfolio; and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of the Adviser.

During the fiscal year ended June 30, 2020, CLIM received a fee of 1.00% of the average daily net assets of that portion of The Emerging Markets Portfolio allocated to it.

Mellon

For its services to The Emerging Markets Portfolio, Mellon is entitled to receive a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

During the fiscal year ended June 30, 2020, Mellon received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon.

Parametric

For its services to The Emerging Markets Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.08% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to the Liquidity Strategy and 0.18% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to the Targeted Strategy. No assets were allocated to Parametric’s Tax-Managed Custom Strategy during the fiscal year ended June 30, 2020.

RBC GAM

RBC GAM is entitled to receive a fee calculated at an annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million.

Combined Assets refers to the aggregate of all assets of the Portfolio managed by RBC GAM and any assets of other clients of the Adviser managed by RBC GAM using the same strategy.

During the fiscal year ended June 30, 2020, RBC GAM received a fee of 0.70% of the average daily net assets of The Emerging Markets Portfolio.

XY Investments

XY Investments is entitled to receive a fee calculated at the annual rate of 1.00% of the average daily net assets of that portion of The Emerging Markets Portfolio allocated to XY Investments.

During the fiscal year ended June 30, 2020, XY Investments was not allocated any assets of The Emerging Markets Portfolio.

The Core Fixed Income Portfolio

The Core Fixed Income Portfolio is currently managed by three Specialist Managers: Agincourt Capital Management, LLC (“Agincourt”), Mellon and PIMCO.

Agincourt’s principal offices are located at 200 South 10th Street, suite 800, Richmond, VA 23219.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Agincourt

Agincourt is entitled to receive a fee at an annual rate of 0.08% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

During the fiscal year ended June 30, 2020, Agincourt received fees of 0.08% of the average daily net assets of each of The Core Fixed Income Portfolio allocated to it.

Mellon

For assets allocated to government and mortgage/asset backed securities strategies, Mellon is entitled to receive a fee at an annual rate of 0.06%. For assets allocated to corporate securities strategies, Mellon is entitled to receive a fee at an annual rate of 0.15%.

During the fiscal year ended June 30, 2020, Mellon received fees of 0.06% of the average daily net assets of each of The Core Fixed Income Portfolio allocated to its government and mortgage/asset backed securities strategies. No assets were allocated to Mellon’s corporate securities strategies.

PIMCO	PIMCO is entitled to receive a fee at an annual rate of 0.25%. During the fiscal year ended June 30, 2020, no assets of The Core Fixed Income Portfolio were allocated to PIMCO.

The Corporate Opportunities Portfolio

The Corporate Opportunities Portfolio is currently managed by six Specialist Managers: CLIM, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Mellon, PIMCO, Parametric and Western Asset Management Company, LLC (“Western Asset”).

Fort Washington’s principal offices are located at 303 Broadway, Suite 1200, Cincinnati, OH 45202. Western Asset’s principal offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

CLIM	CLIM is entitled to receive an annual fee of 0.45%. During the fiscal year ended June 30, 2020, no assets of The Corporate Opportunities Portfolio were allocated to CLIM.

Fort Washington

Fort Washington is entitled to receive a fee at the annual rate of 0.40% of the first $25 million of the Combined Assets (as defined below) allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Fort Washington if the average daily net assets exceeds $200 million.

“Combined Assets” is the consolidated total amount of the assets managed by Fort Washington in The Corporate Opportunities Portfolio and certain other assets held in separate accounts and managed by Fort Washington for clients of Hirtle Callaghan and Co., LLC.

During the fiscal year ended June 30, 2020, Fort Washington received a fee of 0.20% from The Corporate Opportunities Portfolio.

Mellon	Mellon is entitled to receive a fee at an annual rate of 0.25%. During the fiscal year ended June 30, 2020, Mellon was not allocated any assets of The Corporate Opportunities Portfolio.

PIMCO	PIMCO is entitled to receive a fee at an annual rate of 0.45%. During the fiscal year ended June 30, 2020, no assets of The Corporate Opportunities Portfolio were allocated to PIMCO.

Parametric

For its services to The Corporate Opportunities Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above except that there is no Tax-Managed Custom Strategy in The Corporate Opportunities Portfolio.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.07% of the average daily net assets for the portion of The Corporate Opportunities Portfolio allocated to the Liquidity Strategy. No assets of The Corporate Opportunities Portfolio were allocated to the Targeted Strategy.

Western Asset

Western Asset is entitled to receive a fee at the annual rate of 0.75%.

During the fiscal year ended June 30, 2020, Western Asset received a fee of 0.75% of the average daily net assets of The Corporate Opportunities Portfolio allocated to it.

The U.S. Government Fixed Income Securities Portfolio

The U.S. Government Fixed Income Securities Portfolio is currently managed by one Specialist Manager: Mellon.

Mellon

Mellon is entitled to receive a fee at an annual rate of 0.06%.

During the fiscal year ended June 30, 2020, Mellon received a fee of 0.06% of the average daily net assets of The U.S. Government Fixed Income Securities Portfolio allocated to it.

The Inflation Protected Securities Portfolio

The Inflation Protected Securities Portfolio is currently managed by one Specialist Manager: Mellon.

Mellon

Mellon is entitled to receive a fee at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy.

During the period ended June 30, 2020, Mellon received fees of 0.04% of the average daily net assets of The Inflation Protected Securities Portfolio.

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio is currently managed by three Specialist Managers: Agincourt, Mellon and PIMCO.

Each of these Specialist Managers is compensated according to its own fee schedule, as follows:

Agincourt

Agincourt is entitled to receive a fee at an annual rate of 0.08% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

During the fiscal year ended June 30, 2020, Agincourt received fees of 0.08% of the average daily net assets of each of The U.S. Corporate Fixed Income Securities Portfolio allocated to it.

Mellon	Mellon is entitled to receive a fee at an annual rate of 0.15%. During the fiscal year ended June 30, 2020, no assets of The U.S. Corporate Fixed Income Securities Portfolio were allocated to Mellon.

PIMCO	PIMCO is entitled to receive a fee at an annual rate of 0.60%. During the fiscal year ended June 30, 2020, no assets of The U.S. Corporate Fixed Income Securities Portfolio were allocated to PIMCO.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio is currently managed by two Specialist Managers: Mellon and PIMCO.

Each of these Specialist Managers is compensated according to its own fee schedule, as follows:

Mellon

Mellon is entitled to receive a fee at an annual rate of 0.06%.

During the fiscal year ended June 30, 2020, Mellon received a fee of 0.06% of the average daily net assets of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to it.

PIMCO

PIMCO is entitled to receive a fee at an annual rate of 0.60%.

During the fiscal year ended June 30, 2020, no assets of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio were allocated to PIMCO.

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio is currently managed by three Specialist Managers: Breckinridge Capital Advisors, Inc. (“Breckinridge”), CLIM and Mellon.

Breckinridge’s principal offices are located at 125 High Street, Suite 431, Boston, MA 02110.

Each of these Specialist Managers is compensated according to its own fee schedule, as follows:

Breckinridge

Breckinridge is entitled to receive a fee at an annual rate of 0.125%.

During the fiscal year ended June 30, 2020, no assets of The Intermediate Term Municipal Bond Portfolio were allocated to Breckinridge.

CLIM	CLIM is entitled to receive an annual fee of 0.45%. During the fiscal year ended June 30, 2020, received a fee of 0.45% from The Corporate Opportunities Portfolio.

Mellon

Mellon is entitled to receive a fee, at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Mellon and 0.15% of those Combined Assets exceeding $100 million, subject to a maximum annual fee of 0.20%.

“Combined Assets” means the consolidated total amount of the municipal securities strategy assets managed by Mellon in The Intermediate Term Municipal Bond Portfolio and certain other similar assets managed by Mellon for clients of Hirtle Callaghan and Co., LLC.

During the fiscal year ended June 30, 2020, Mellon received a fee of 0.16% of the Portfolio’s average daily net assets.

The Intermediate Term Municipal Bond II Portfolio

The Intermediate Term Municipal Bond II Portfolio is currently managed by two Specialist Managers: Breckinridge and CLIM.

Each of these Specialist Managers is compensated according to its own fee schedule, as follows:

Breckinridge	Breckinridge is entitled to receive a fee at an annual rate of 0.125%. During the fiscal year ended June 30, 2020, Breckinridge received a fee of 0.125% of the Portfolio’s average daily net assets.

CLIM	CLIM is entitled to receive an annual fee of 0.45%. During the fiscal year ended June 30, 2020, no assets of The Intermediate Term Municipal Bond II Portfolio were allocated to CLIM.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, OH 43219.

Distribution Services. Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any of the Affected Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Affected Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: January 11, 2021

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will not change. The extent of any increase or decrease, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $538 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 4% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 95% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 1% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 93% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.14%	0.14%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.22%	0.22%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$23	$23
3 years	$71	$71
5 years	$124	$124
10 years	$280	$280

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 4% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 95% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 1% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 93% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.14%	0.14%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.47%	0.47%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$48	$48
3 years	$151	$151
5 years	$263	$263
10 years	$591	$591

APPENDIX B

Pro Forma Fee and Expense Table: The Growth Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $737 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 23% to Jennison; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 2% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 74% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Echo Street; 24% to Jennison; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 1% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 69% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.18%	0.19%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.26%	0.27%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$27	$28
3 years	$84	$87
5 years	$146	$152
10 years	$331	$343

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 23% to Jennison; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 2% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 74% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Echo Street; 24% to Jennison; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 1% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 69% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.18%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.51%	0.52%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$52	$53
3 years	$164	$167
5 years	$285	$291
10 years	$640	$653

APPENDIX C

Pro Forma Fee and Expense Table: The Institutional U.S. Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional U.S. Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will decrease. The extent of such decrease, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $2.7 billion.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 10% to Echo Street; 1% to Frontier; 7% to Jennison; 62% to Mellon’s Index Strategies; 9% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 5% to PIMCO’s RAFI U.S. Multi-Factor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 3% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 2% to Wellington Management; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 6% to Echo Street; 1% to Frontier; 6% to Jennison; 59% to Mellon’s Index Strategies; 11% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 4% to PIMCO’s RAFI U.S. Multi-Factor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 4% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 2% to Wellington Management; and 1% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.19%	0.17%
Other Expenses	0.09%	0.09%
Total Portfolio Operating Expenses	0.28%	0.26%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$29	$27
3 years	$90	$84
5 years	$157	$146
10 years	$356	$331

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 10% to Echo Street; 1% to Frontier; 7% to Jennison; 62% to Mellon’s Index Strategies; 9% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 5% to PIMCO’s RAFI U.S. Multi-Factor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 3% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 2% to Wellington Management; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 6% to Echo Street; 1% to Frontier; 6% to Jennison; 59% to Mellon’s Index Strategies; 11% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 4% to PIMCO’s RAFI U.S. Multi-Factor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 4% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 2% to Wellington Management; and 1% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.19%	0.17%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.09%
Total Portfolio Operating Expenses	0.53%	0.51%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$54	$52
3 years	$170	$164
5 years	$296	$285
10 years	$665	$640

APPENDIX D

Pro Forma Fee and Expense Table: The International Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The International Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which WCM would be compensated under the Proposed Agreement is higher than the fee schedules applicable to the Specialist Managers currently serving the Portfolio and whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had WCM and/or Parametric managed assets for the Portfolio in accordance with the Proposed Agreements. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $605 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 0% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 6% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 92% to Parametric’s Tax-Managed Custom Strategy; and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to CLIM; 0% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 1% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 87% to Parametric’s Tax-Managed Custom Strategy; 5% to WCM; and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

	Fees as of 6/30/2020	Fees if only the Proposed Agreement with WCM is approved as of 6/30/2020	Fees if only the Proposed Agreement with Parametric is approved as of 6/30/2020	Fees if both Proposed Agreements are approved as of 6/30/2020
Management Fees*	0.13%	0.17%	0.14%	0.18%
Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Portfolio Operating Expenses	0.24%	0.28%	0.25%	0.29%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
1 year	$25	$29	$26	$30
3 years	$77	$90	$80	$93
5 years	$135	$157	$141	$163
10 years	$306	$356	$318	$368

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 0% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 6% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 92% to Parametric’s Tax-Managed Custom Strategy; and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to CLIM; 0% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 1% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 87% to Parametric’s Tax-Managed Custom Strategy; 5% to WCM; and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

	Fees as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
Management Fees*	0.13%	0.17%	0.14%	0.18%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Portfolio Operating Expenses	0.49%	0.53%	0.50%	0.54%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
1 year	$50	$54	$51	$55
3 years	$157	$170	$160	$173
5 years	$274	$296	$280	$302
10 years	$616	$665	$628	$677

APPENDIX E

Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which WCM would be compensated under the Proposed Agreement is higher than the fee schedules applicable to the Specialist Managers currently serving the Portfolio and whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had WCM and/or Parametric managed assets for the Portfolio in accordance with the Proposed Agreements. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $1.3 billion.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 6% to CLIM; 53% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 39% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 0% to PIMCO and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 8% to CLIM; 57% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 23% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 0% to PIMCO; 5% to WCM; and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

	Fees as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
Management Fees*	0.14%	0.19%	0.15%	0.19%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%
Total Portfolio Operating Expenses	0.33%	0.38%	0.34%	0.38%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
1 year	$34	$39	$35	$39
3 years	$106	$122	$109	$122
5 years	$185	$213	$191	$213
10 years	$418	$480	$431	$480

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 6% to CLIM; 53% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 39% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 0% to PIMCO and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 8% to CLIM; 57% to Mellon’s Developed Index Strategies; 0% to Mellon’s Developed Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 23% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 0% to PIMCO; 5% to WCM; and 1% to HC Capital Solutions. Prior to June 16, 2020, Mellon received a fee of 0.10% for all of its developed markets strategies.

	Fees as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
Management Fees*	0.14%	0.19%	0.15%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%
Total Portfolio Operating Expenses	0.58%	0.63%	0.59%	0.63%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with WCM had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if only the Proposed Agreement with Parametric had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2020 if both Proposed Agreements had been in place during such period
1 year	$59	$64	$60	$64
3 years	$186	$202	$189	$202
5 years	$324	$351	$329	$351
10 years	$726	$786	$738	$786

APPENDIX F

Pro Forma Fee and Expense Table: The Emerging Markets Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will decrease. The extent of such decrease, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $941 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 68% to Mellon; 11% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 0% to Parametric’s Tax-Managed Custom Strategy; 20% to RBC GAM; 0% to XY Investments; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to CLIM; 66% to Mellon; 8% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 0% to Parametric’s Tax-Managed Custom Strategy; 13% to RBC GAM; 7% to XY Investments; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.34%	0.32%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.57%	0.55%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$58	$56
3 years	$182	$176
5 years	$317	$306
10 years	$711	$686

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 68% to Mellon; 11% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy; 0% to Parametric’s Tax-Managed Custom Strategy; 20% to RBC GAM; 0% to XY Investments; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to CLIM; 66% to Mellon; 8% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 0% to Parametric’s Tax-Managed Custom Strategy; 13% to RBC GAM; 7% to XY Investments; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.34%	0.32%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.82%	0.80%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$83	$81
3 years	$261	$255
5 years	$454	$443
10 years	$1,011	$987

APPENDIX G

Pro Forma Fee and Expense Table: The Core Fixed Income Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Core Fixed Income Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $66 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 42% to Agincourt; 0% to Mellon’s U.S. Corporate Strategy; 33% to Mellon’s U.S. Government Strategy; 22% to Mellon’s U.S. Mortgage/Asset Backed Strategy; 0% to PIMCO; and 3% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 40% to Agincourt; 0% to Mellon’s U.S. Corporate Strategy; 26% to Mellon’s U.S. Government Strategy; 21% to Mellon’s U.S. Mortgage/Asset Backed Strategy; 5% to Parametric; 0% to PIMCO; and 8% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.15%	0.19%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.36%	0.40%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$37	$41
3 years	$116	$128
5 years	$202	$224
10 years	$456	$505

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 42% to Agincourt; 0% to Mellon’s U.S. Corporate Strategy; 33% to Mellon’s U.S. Government Strategy; 22% to Mellon’s U.S. Mortgage/Asset Backed Strategy; 0% to PIMCO; and 3% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 40% to Agincourt; 0% to Mellon’s U.S. Corporate Strategy; 26% to Mellon’s U.S. Government Strategy; 21% to Mellon’s U.S. Mortgage/Asset Backed Strategy; 5% to Parametric; 0% to PIMCO; and 8% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.15%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.61%	0.65%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$62	$66
3 years	$195	$208
5 years	$340	$362
10 years	$762	$810

APPENDIX H

Pro Forma Fee and Expense Table: The Corporate Opportunities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Corporate Opportunities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $437 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 0% to Fort Washington; 0% to Mellon; 0% to PIMCO; 100% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 0% to Western Asset; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to CLIM; 0% to Fort Washington; 0% to Mellon; 0% to PIMCO; 95% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 0% to Parametric’s Targeted Strategy; 0% to Western Asset; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.11%	0.13%
Other Expenses	0.08%	0.08%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Portfolio Operating Expenses	0.29%	0.31%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$30	$32
3 years	$93	$100
5 years	$163	$174
10 years	$368	$393

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 0% to Fort Washington; 0% to Mellon; 0% to PIMCO; 100% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 0% to Western Asset; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to CLIM; 0% to Fort Washington; 0% to Mellon; 0% to PIMCO; 95% to Parametric’s Liquidity Strategy; 5% to Parametric’s Options Overlay Strategy; 0% to Parametric’s Targeted Strategy; 0% to Western Asset; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.11%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Portfolio Operating Expenses	0.54%	0.56%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$55	$57
3 years	$173	$179
5 years	$302	$313
10 years	$677	$701

APPENDIX I

Pro Forma Fee and Expense Table: The U.S. Government Fixed Income Securities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $353 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 97% to Mellon and 3% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 92% to Mellon; 5% to Parametric; and 3% to HC Capital Solution.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.11%	0.12%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.19%	0.20%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$19	$20
3 years	$61	$64
5 years	$107	$113
10 years	$243	$255

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 97% to Mellon and 3% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 92% to Mellon; 5% to Parametric; and 3% to HC Capital Solution.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.11%	0.12%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.44%	0.45%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$45	$46
3 years	$141	$144
5 years	$246	$252
10 years	$555	$567

APPENDIX J

Pro Forma Fee and Expense Table: The Inflation Protected Securities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Inflation Protected Securities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $394 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 91% to Mellon and 9% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 88% to Mellon; 5% to Parametric; and 7% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.09%	0.10%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.17%	0.18%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$17	$18
3 years	$55	$58
5 years	$96	$101
10 years	$217	$230

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 91% to Mellon and 9% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 88% to Mellon; 5% to Parametric; and 7% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.09%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.42%	0.43%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$43	$44
3 years	$135	$138
5 years	$235	$241
10 years	$530	$542

APPENDIX K

Pro Forma Fee and Expense Table: The U.S. Corporate Fixed Income Securities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $348 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 92% to Agincourt; 0% to Mellon; 0% to PIMCO; and 8% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 93% to Agincourt; 0% to Mellon; 5% to Parametric; 0% to PIMCO; and 2% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.12%	0.14%
Other Expenses	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.21%	0.23%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$22	$24
3 years	$68	$74
5 years	$118	$130
10 years	$268	$293

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 92% to Agincourt; 0% to Mellon; 0% to PIMCO; and 8% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 93% to Agincourt; 0% to Mellon; 5% to Parametric; 0% to PIMCO; and 2% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.12%	0.14%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.46%	0.48%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$47	$49
3 years	$148	$154
5 years	$258	$269
10 years	$579	$604

APPENDIX L

Pro Forma Fee and Expense Table: The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $281 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 86% to Mellon; 0% to PIMCO; and 14% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 83% to Mellon; 5% to Parametric; 0% to PIMCO; and 12% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.10%	0.12%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Portfolio Operating Expenses	0.25%	0.27%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$25	$27
3 years	$79	$85
5 years	$138	$149
10 years	$312	$337

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 86% to Mellon; 0% to PIMCO; and 14% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 83% to Mellon; 5% to Parametric; 0% to PIMCO; and 12% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.10%	0.12%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Portfolio Operating Expenses	0.50%	0.52%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$51	$53
3 years	$159	$165
5 years	$277	$288
10 years	$622	$647

APPENDIX M

Pro Forma Fee and Expense Table: The Intermediate Term Municipal Bond Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Intermediate Term Municipal Bond Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $378 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 99% to Mellon; and 1% to HC Capital Solutions. Breckinridge was not under contract with respect to the Portfolio during the fiscal year.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Breckinridge; 0% to CLIM; 92% to Mellon; 5% to Parametric; and 3% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.21%	0.22%
Other Expenses	0.09%	0.09%
Total Portfolio Operating Expenses	0.30%	0.31%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$31	$32
3 years	$97	$100
5 years	$169	$174
10 years	$381	$393

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to CLIM; 99% to Mellon; and 1% to HC Capital Solutions. Breckinridge was not under contract with respect to the Portfolio during the fiscal year.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Breckinridge; 0% to CLIM; 92% to Mellon; 5% to Parametric; and 3% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.21%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.09%
Total Portfolio Operating Expenses	0.55%	0.56%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$56	$57
3 years	$176	$179
5 years	$307	$313
10 years	$689	$701

APPENDIX N

Pro Forma Fee and Expense Table: The Intermediate Term Municipal Bond II Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, whether the fee rate at which Parametric would be compensated under the Proposed Agreement will be higher or lower than the fee schedules applicable to the Specialist Managers currently serving the Portfolio will depend on the level of assets allocated to the options overlay strategy by the Adviser. Based on the anticipated initial allocation of assets, it is expected that the overall advisory fees payable by the Portfolio will increase. The extent of such increase, however, will depend on the manner in which the Adviser does eventually allocate portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Parametric managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $80 million.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 95% to Breckinridge; 0% to CLIM; and 5% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 87% to Breckinridge; 0% to CLIM; 5% to Parametric; and 8% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.17%	0.22%
Other Expenses	0.12%	0.12%
Total Portfolio Operating Expenses	0.29%	0.34%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$30	$35
3 years	$93	$109
5 years	$163	$191
10 years	$368	$431

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of June 30, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 95% to Breckinridge; 0% to CLIM; and 5% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 87% to Breckinridge; 0% to CLIM; 5% to Parametric; and 8% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Agreement as of 6/30/2020
Management Fees*	0.17%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Portfolio Operating Expenses	0.54%	0.59%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Agreement had been in place during such period
1 year	$55	$60
3 years	$173	$189
5 years	$302	$329
10 years	$677	$738

APPENDIX O

Specialist Managers Guide

Information about Parametric

Parametric is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of September 30, 2020, Parametric had approximately $316.3billion in assets under management. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. (“EVC”) effective as of November 1, 2019. The business address of EVC is Two International Place, Boston, MA 02110. The business address of Parametric is 800 Fifth Ave, Suite 2800 Seattle, WA 98104.

On October 8, 2020, Parametric’s parent company, Eaton Vance Corp. (EVC), announced that it had entered into a definitive agreement to be acquired by Morgan Stanley for an equity value of approximately $7 billion. The combination of EVC and Morgan Stanley Investment Management (MSIM) will create one of the world’s largest and most important global asset managers, with approximately $1.2 trillion of assets under management and expertise spanning the global capital markets. Bringing EVC and MSIM together creates a uniquely powerful set of investment solutions to serve both institutional and retail clients in the U.S. and internationally. The acquisition is subject to customary closing conditions, and is expected to close in the second quarter of 2021. This transaction will not change the structure or operating model of Parametric.

Parametric currently serves as a Specialist Manager to a number of the Affected Portfolios managing several different strategies at different fee rates, all as detailed in the proxy statement, above. With respect to such Affected Portfolios, for the fiscal year ended June 30, 2020, Parametric received advisory fees from each Affected Portfolio in the amounts set forth opposite their respective names below

The Value Equity Portfolio	$479,000
The Growth Equity Portfolio	$500,000
The Institutional U.S. Equity Portfolio	$68,000
The International Equity Portfolio	$269,000
The Institutional International Equity Portfolio	$167,000
The Emerging Markets Portfolio	$69,000
The Corporate Opportunities Portfolio	$195,000

Mr. Justin Henne, Mr. Clint Talmo and Mr. Jason Nelson are expected to be primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Options Overlay Strategy. As Managing Director – Investment Strategy, Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Talmo, CFA, Director – Investment Strategy, leads a team responsible for designing, trading, and managing customized overlay portfolios utilizing a wide spectrum of asset classes across global markets. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset Management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, Portfolio Manager is responsible for designing, trading, and managing overlay portfolios with an emphasis on ETFs and OTC instruments. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management and Bell State Bank & Trust from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

The name and principal occupation of the principal executive officer and each director of Parametric is as follows:

Name	Principal Occupation

Brian Langstraat	Chief Executive Officer

Reuban Butler	Managing Director, Corporate Development (Chair)

Thomas Lee, CFA	Chief Investment Officer, Equities and Derivatives

James Evans, CFA	Chief Investment Officer, Fixed Income

Rob Ciro	Managing Director, Product Management

Melisa Fell	Managing Director, Human Resources

Randall Hegarty	Chief Compliance Officer

Ranjit Kapila	Chief Technology Officer and Head of Operations

James Barrett	Managing Director, Head of Client Development

Michi McDonough, CFA, CAIA	Managing Director, Head of Client and Consultant Relations

Parametric WCM does not act as an investment advisor with respect to any other registered funds that have investment objectives and strategies similar to those of the Affected Portfolios.

Information about WCM.

WCM is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 281 Brooks St, Laguna Beach, CA 92651. As of September 30, 2020, WCM had total assets under management of approximately $66.739 billion, of which approximately $27.681 million represented assets of mutual funds.

Sanjay Ayer and Greg Ise are is expected to be primarily responsible for the day-to-day management of that portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to WCM. Sanjay Ayer joined WCM in 2007; his primary responsibilities are portfolio management and equity research for the firm’s global, fundamental growth strategies. Since he began his investment career in 2002, Sanjay’s experience includes a position as Equity Analyst at Morningstar, Inc. in Chicago, where he covered the gaming, cruise, and online travel industries, and an earlier position at J. & W. Seligman & Co. in New York as a performance analyst. Sanjay graduated Phi Beta Kappa from Johns Hopkins University (Maryland) with a B.A. in Economics and B.S. in Applied Mathematics. Greg Ise joined WCM in 2014; his primary responsibilities are portfolio management and equity research for the firm’s global, fundamental growth strategies. Since he began his investment career in 2001, Greg’s experience includes positions as Senior International Research Analyst at Rainier Investment Management in Seattle, where he helped launch the firm’s international small-cap product, and as Vice President and Analyst at Allianz Global Investors in San Diego, where he was responsible for covering global consumer stocks. Earlier, he held positions as Research Analyst at Osmium Partners, a San Francisco-based hedge fund, and as Investment Banking Analyst at UBS in New York. He earned a B.S. in Business Administration from the University of Kansas, where he graduated with honors, and an M.B.A. from the University of California, Berkeley.

The name and principal occupation of each of the principal executive officers of WCM is as follows:

Name	Principal Occupation

Paul Black	Co-CEO, Portfolio Manager

Kurt Winrich	Co-CEO, Portfolio Manager

WCM does not act as an investment advisor with respect to any other registered funds that have investment objectives and strategies similar to those of the Affected Portfolios.

EXHIBIT 1

Proposed Form of Portfolio Management Agreement with Parametric

PORTFOLIO MANAGEMENT AGREEMENT

For the [Equity/Fixed Income] Portfolios of HC Capital Trust

AGREEMENT made this ___ day of ________, 2020, between Parametric Portfolio Associates LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers nineteen series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide, together with HC Capital Solutions, a continuous program of investment management to that portion of each of the portfolios of the Trust (each, a “Portfolio” and collectively, the “Portfolios”) listed on Appendix A to this Agreement that may, from time to time, be allocated to its Options Overlay Strategy by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to each Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide, together with HC Capital Solutions, a continuous program of investment management for that portion of the assets of each Portfolio that may, from time to time be allocated to its Options Overlay Strategy (each an “Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Accounts may consist of all, a portion of or none of the assets of each Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to each Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of such Account or each Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolios under this Agreement shall be limited to the Accounts.

(b) Subject to the general supervision of the Trust’s Board of Trustees, and together with HC Capital Solutions, Portfolio Manager shall have sole investment discretion with respect to each Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of each Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in such Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of any Portfolio concerning transactions for the respective Portfolios in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise each Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of each Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the transactions of the Accounts. Specifically, Portfolio Manager agrees to maintain with respect to each Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in such Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in such Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of each Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in each Account to ensure compliance with the various limitations on investments applicable to each Portfolio and to ensure that each Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of each Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of each Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for any of the Trust’s Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of any Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to any Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which shall be payable monthly in arrears, of $[                ] from each Portfolio for each calendar month in which such Portfolio has assets allocated to the Options Overlay Strategy. For avoidance of doubt, no Portfolio shall pay any fee to Portfolio Manager with respect to any calendar month in which no assets of such Portfolio were allocated to the Options Overlay Strategy.

5. Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of any Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-CEN or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-CEN or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to any Portfolio or the Trust with respect to the portion of the assets of such Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to any Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to any Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to each Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to such Portfolio in the management of the assets of such Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of such Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to such Portfolio and with laws, rules, and regulations applicable to such Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of such Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of any Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of any Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter with respect to each Portfolio for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of each respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager with respect to any Portfolio at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust with respect to any Portfolio at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12. Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13. Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14. Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period in accordance with the Trust’s proxy voting procedures and the Portfolio Manager’s proxy voting procedures adopted pursuant to Rule 206(4)-6 under the Advisers Act and other applicable law. The Trust and Portfolio Manager agree that only Portfolio Manager will exercise “investment discretion” with respect to the assets of the Account within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that Portfolio Manager shall be responsible for filing any required reports pursuant to Section 13(f) and the rules thereunder. In addition, the Trust and Portfolio Manager agree that only Portfolio Manager will exercise “voting power” and “investment power” with respect to the assets of the Account within the meaning of Rule 13d-3 under the Exchange Act and Portfolio Manager shall be responsible for filing reports pursuant to Sections 13(d) and 13(g) of the Exchange Act and the rules and regulations thereunder.

15. Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of each respective Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By:
Name:
Title:
Date:

ATTEST:	The HC Capital Trust

By:
Name:
Title:
Date:

Appendix A

This Portfolio Management Agreement dated ________, 2020, between Parametric Portfolio Associates LLC and The HC Capital Trust shall apply to the following Portfolios of the Trust:

EXHIBIT 2

Proposed Form of Portfolio Management Agreement with WCM

PORTFOLIO MANAGEMENT AGREEMENT

For The [ ] Portfolio

This Portfolio Management Agreement (“Agreement”) is made as of the ___ day of December 2020, between WCM Investment Management, LLC, a limited liability company organized in the state of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), that offers several series of shares of beneficial interests representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain Portfolio Manager to provide a program of investment management to that portion of the assets of The [ ] Portfolio of the Trust (“Portfolio”) that may from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees (“Board,” and each member thereof, “Trustee”), and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust.

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, Portfolio Manager shall at all times act in accordance with (a) this Agreement, (b) the investment objectives, policies and restrictions applicable to the Portfolio in the then current Registration Statement of the Trust and (c) the Investment Company Act and the rules and regulations promulgated thereunder and any other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a program of investment management for that portion of the assets of the Portfolio (such portion, the “Account”) that may from time to time be allocated to it by, or under the supervision of, the Board, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all or a portion of the assets of the Portfolio, and that the Board and/or HC Capital Solutions (a division of Hirtle, Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold, the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. In accordance with Rule 12d3-1 and Rule 17a-10 under the Investment Company Act and any other applicable law or regulation, Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations or its document retention policies to which it may be subject or which are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, the Trust’s preparation of proxy statements or amendments to the Trust’s Registration Statement and the Trust’s monitoring of investments made in the Account to ensure (A) compliance with the various limitations on investments applicable to the Portfolio under the Investment Company Act and (B) that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

(iv) render regular reports to the Trust concerning the performance by Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board or Adviser, attend (in person or telephonically) meetings of the Board or its validly constituted committees and will, in addition and with at least five business days’ advance written notice, make its officers and employees available to meet with the officers and employees of the Trust or Adviser during normal business hours, to review the investments and investment program of the Account.

(c) Portfolio Manager will promptly report to the Trust any transactions or holdings of which it has knowledge which may violate (a) this Agreement, (b) the investment objectives, policies and restrictions applicable to the Portfolio in the then current Registration Statement of the Trust or (c) the Investment Company Act or the rules and regulations promulgated thereunder or any other applicable federal securities laws.

(d) Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested and shall do so in accordance with Portfolio Manager’s proxy voting policies and applicable law.

(e) Except as otherwise agreed to in writing by the Trust, responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issuer of securities held in or formerly held in the Account or to advise or take any action with respect to any litigation shall remain with the Trust, and Portfolio Manager shall not have any responsibility to, and shall not, initiate, consider or participate in any such matters on behalf of the Account. However, Portfolio Manager shall reasonably consult with the Trust’s requests in this regard.

3. Portfolio Transaction and Brokerage. (a) In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances in accordance with its best execution policy, taking into account customary practices in prevailing markets for the particular types of investments being traded and the full range, quality, and reliability of brokerage services, as well as commission rates provided by the brokers or dealers, and any other relevant factors. Portfolio Manager may, to the extent authorized by Section 28(e) of the US Securities Exchange Act of 1934, as amended, cause the Account to pay a broker or dealer who provides various research, brokerage, accounting, financial, and market information and services and other information and services beneficial to Portfolio Manager in managing client accounts (“Soft Dollar Arrangements”) to Portfolio Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such Soft Dollar Arrangements, but only if Portfolio Manager determines in good faith that the excess commission is reasonable in relation to the value of the Soft Dollar Arrangements viewed in terms of Portfolio Manager’s overall responsibility with respect to discretionary accounts it manages, whether or not the Portfolio derives all the benefit of such research services.. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” (as such term is defined in the Investment Company Act) of the Trust or Portfolio Manager, including any other investment advisory organization that may from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder.

(b) The Trust shall provide Portfolio Manager with a list of each entity that is an “affiliated person” (as such term is defined in the Investment Company Act) of the Trust or the Adviser, including any other investment advisory organization that may from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, with an indication thereon that each such listed person is (or is not) a registered broker or dealer, and shall update such list promptly after the Trust becomes aware that any information thereon is inaccurate, including at any time that there is such an affiliated person that is not set forth on such list, or that any person included on such list is no longer such an affiliated person.

(c) The Account’s assets shall be maintained in the custody of its custodian. Any assets added to the Account shall be delivered directly to such custodian, and Portfolio Manager shall have no liability for the acts or omissions of any custodian of the Account, the Portfolio, or the Trust.

4. Expenses and Compensation. (a) Except for expenses specifically assumed or agreed to be paid by Portfolio Manager under this Agreement, Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. Notwithstanding the foregoing, except as otherwise agreed to in writing by the Trust, Portfolio Manager shall bear its own operating and overhead expenses attributable to the provision of its investment management services, as well as all travel and related expenses.

(b) For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end at the annual rate of 0.85% of the first $100 million of Combined Assets and 0.75% of Combined Assets in excess of $100 million. The term “Combined Assets” shall mean the aggregate sum of the net assets of that portion of each of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Portfolio Manager.

(c) The provisions of this Section 4 shall survive termination of this Agreement with respect to expenses or fees relating to periods prior to the such termination.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 5(a), the term “Portfolio Manager” shall include any affiliates of Portfolio Manager, and the partners, shareholders, directors, officers and employees of Portfolio Manager and such affiliates.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in Portfolio Manager’s current Form ADV; (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 8 of this Agreement; or (iii) information provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (A) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (B) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (C) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s Registration Statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust from any claims, liabilities and expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein relating to Portfolio Manager, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s then current Form ADV, information provided, in writing, in accordance with Section 8 of this Agreement or information furnished by Portfolio Manager for the purpose of inclusion in SEC Filings, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used in this Section 5(c), the term “Trust” shall include the Trust, the Adviser and each of their affiliates, and the Trustees, partners, shareholders, directors, officers and employees of the Trust, the Adviser and such affiliates.

(d) The Trust agrees to indemnify and hold harmless Portfolio Manager from any Losses, to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, unless such statement or omission was made in reliance upon Portfolio Manager’s then current Form ADV, information provided, in writing, in accordance with Section 8 of this Agreement or information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filing, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used in this Section 5(d), the term “Portfolio Manager” shall include Portfolio Manager, each of its affiliates, and partners, shareholders, directors, officers and employees of Portfolio Manager and such affiliates and each person, if any, who controls Portfolio Manager or any such affiliate within the meaning of Section 15 of the Securities Act.

(e) In the event that a legal proceeding is commenced against a person (an “Indemnified Person”) on the basis of claims for which Portfolio Manager or the Trust, as applicable, would, if such claims were to prevail, be required to indemnify such Indemnified Person pursuant to Section 5(c) or Section 5(d) above, Portfolio Manager or the Trust, as the case may be, will, at the Trust’s expense (subject to Section 5(c) above) or Portfolio Manager’s expense (subject to Section 5(d) above), respectively, provide such assistance as the Indemnified Person may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available upon reasonable advance notice and during normal business hours, for interview by counsel for the Trust, but specifically not including retention or payment of such counsel to defend such claims on behalf of the Trust); provided that Portfolio Manager will not be required to pay any Losses of the Trust and its associated persons except to the extent it may be required to do so under Section 5(c) above, and the Trust will not be required to pay any Losses of Portfolio Manager and its associated persons except to the extent it may be required to do so under Section 5(d) above.

(f) The indemnification obligations set forth in Section 5(c) and Section 5(d) shall not apply unless upon receipt by the Trust (or its associated persons) or Portfolio Manager (or its associated persons), as the case may be, of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) or 5(d) may apply, the Indemnified Party notifies Portfolio Manager or the Trust, as the case may be, within 30 days and in writing (which may be electronic), of such receipt and provides to Portfolio Manager or the Trust, as the case may be, the opportunity to participate in the defense and/or settlement of any such action or claim.

(g) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by Portfolio Manager; or (ii) acts of Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio or actions of the Board. Furthermore, Portfolio Manager will (A) have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement and (B) not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to Portfolio Manager, in writing, by any officer, employee or Trustee, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(h) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5 shall not be construed so as to provide for the exculpation or indemnification of any party for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on parties that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law.

(i) The provisions of this Section 5 shall survive termination of this Agreement.

6. Duration, Termination and Amendments. (a) This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two (2) years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the outstanding voting securities (as defined below) of the Portfolio; and (ii) the affirmative vote, cast in person (if required by law) at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board who are not “interested persons” (as defined below) of the Trust or any investment adviser to the Trust (“Independent Trustees”) which results will be communicated to Portfolio Manager.

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty (60) days prior written notice (which may be electronic) to the other party, which notice may be waived by the party entitled to it. This Agreement shall terminate upon its assignment (as defined below). Upon any termination, Portfolio Manager shall cooperate in good faith with the Trust and the Adviser, and shall use its commercially reasonable efforts, to transition the investment management services provided for herein to a successor sub-adviser to the Portfolio on the terms and within such period of time as reasonably requested by the Trust. Within 30 days of the termination of this Agreement pursuant to this Section 6(b), the Trust shall cause any outstanding fees owed to Portfolio Manager under Section 4 of this Agreement to be paid to Portfolio Manager.

(c) This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby; provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding voting securities, such approval must be obtained before any such amendment may become effective.

(d) For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act and the rules thereunder.

7. Confidentiality; Use of Name. (a) Portfolio Manager, on the one hand, and the Trust, on the other hand, acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers) (the Trust or Portfolio Manager, as applicable, the “Disclosing Party”), and that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information” with respect to the applicable Disclosing Party). Each party agrees that, as the recipient of Confidential Information of a Disclosing Party, such party and its officers and employees (x) shall use reasonable measures, at least as great as the measures it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential such Confidential Information and (y) will not (1) use or (2) disclose such Confidential Information or information contained in, or derived from such Confidential Information for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets; provided, however, that the foregoing clauses (x) and (y) shall not apply in the case of: (i) information that is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the Disclosing Party; (ii) information rightfully received from another person prior to its receipt from the Disclosing Party, provided that the receiving party does not know or have reason to know that such other person is subject to a duty of confidentiality with respect to such Confidential Information; and (iii) information that is independently developed by the receiving party without reliance upon or use of any of such Confidential Information; and the foregoing clauses (x) and (y)(2) shall not apply in the case of (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall provide the Disclosing Party with written notice and request such confidential treatment of such information as may be reasonably available, except when such request is made pursuant to a routine audit or examination.

(b) Each party, as the recipient of Confidential Information of a Disclosing Party, may disclose such Confidential Information to such party’s and such party’s affiliates’ directors, officers, partners, employees (including legal and compliance personnel), agents, representatives, advisors (including, in the case of the Trust, the Adviser), professional service providers (including legal counsel and accountants), and potential financing counterparties who (i) need to know the Confidential Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Confidential Information, and (iii) have been advised that such Confidential Information is to be kept confidential and not used for any other purpose in accordance with the limitations on disclosure and use set out in this Section 7.

(c) It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle, Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (collectively, “HC Marks”), are valuable property of HCC and that the use of the HC Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any HC Mark without the prior written consent of the Trust and that HCC and its affiliates own and will retain all right, title and interest in and to the HC Marks.

(d) Portfolio Manager grants to the Trust and its agents (including the Adviser) a non-exclusive and non-transferable permission to use the “WCM Investment Management” name and any logo or mark associated therewith (whether now or in the future) (collectively, the “Portfolio Manager Marks”) for the purpose of display in the Trust’s marketing materials and sales literature. No other use by the Trust or its agents (including the Adviser) of the Portfolio Manager Marks is permitted hereunder unless agreed otherwise in writing by Portfolio Manager. The Trust and its agents shall not place or depict the Portfolio Manager Marks in any manner that would tend to denigrate, disparage, tarnish, dilute, misrepresent or otherwise adversely affect or take advantage of such Portfolio Manager Marks. The Trust and its agents acknowledge that Portfolio Manager and its affiliates own and will retain all right, title and interest in and to the Portfolio Manager Marks. Furthermore, Portfolio Manager consents to use of its performance data in respect of the Account and other pertinent data by the Trust and its agents for use in the Trust’s marketing and sales literature which has been reviewed and approved by Portfolio Manager before such use. Notwithstanding anything contained herein, the Trust agrees that it, and its agents (including the Adviser and any selling agents for the Trust), shall cease to use such information, the Portfolio Manager Marks and the name of Portfolio Manager, its affiliates, or any of their respective employees in any materials that are prepared, distributed, or filed after the termination of this Agreement, except to the extent that such use is necessary to comply with law or regulation, including use in any Registration Statement or similar legally mandated disclosure document during the time that such document remains in effect.

(e) Portfolio Manager may use performance data it generates in connection with the Account; provided that the Trust and the Portfolio are not specifically identified by name without approval of the Trust.

(f) The provisions of this Section 7 shall survive termination of this Agreement.

8. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that renders Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to laws, regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information and Portfolio Manager agrees that it will respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the management of the Account or preparation of any registration statement, proxy materials, report or other document required under applicable state or Federal laws to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

(d) Portfolio Manager is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by the Internal Revenue Service or a securities, banking insurance or other financial services regulator.

(e) Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders, Board, Trustees, officers, employees or agents of the Trust.

9. Representation, Warranties and Agreements of the Trust.

(a) The Trust represents and warrants that the Adviser is registered as an investment adviser under the Investment Advisers Act. The Trust will promptly report to Portfolio Manager (i) the Adviser’s failure to maintain such registration in full force and effect and (ii) the commencement of any formal proceeding against the Adviser that renders the Adviser ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Upon request of Portfolio Manager, the Trust shall promptly supply Portfolio Manager with any information concerning the Trust that Portfolio Manager may reasonably require in connection with the management of the Account.

(c) Neither the Trust nor the Adviser is currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by the Internal Revenue Service or a securities, banking insurance or other financial services regulator.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services, and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Notices. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by electronic mail, certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

WCM Investment Management, LLC

281 Brooks St.

Laguna Beach, CA 92651

Attention: Sloane Payne

Email: sloane@wcminvest.com

Trust authorizes Portfolio Manager to deliver, and Trust agrees to accept, any and all required regulatory and legal notices and disclosures, including but not limited to Portfolio Manager’s Form ADV and Privacy Notice, as well as all other correspondence from the Portfolio Manager, such as statements of portfolios via electronic mail or through Portfolio Manager’s secure online portal. Portfolio Manager shall have completed all delivery requirements upon the forwarding of such document, disclosure, notice and/or correspondence to Trust’s last provided email address or upon posting such document, disclosure, notice and/or correspondence to Portfolio Manager’s secure online portal (with a notification of such posting sent to Trust’s last provided email address).

This section 11 shall survive the termination of this Agreement.

12. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware (other than the choice-of-law provisions thereof) provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, of the parties in connection therewith. No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy. To the extent applicable, this Section 12 shall survive the termination of this Agreement.

13. Form ADV. The Trust acknowledges receipt of Part 2 of Portfolio Manager’s Form ADV and Privacy Notice, copies of which have been provided to the Board.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	WCM Investment Management, LLC

By:

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio)

By:

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28467-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
1. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Parametric Portfolio
Associates, LLC.
For Against Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28468-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE VALUE EQUITY PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST
FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28469-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
2. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Growth Equity Portfolio, and Parametric Portfolio
Associates, LLC.
For Against Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28470-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE GROWTH EQUITY PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28471-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
3. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio, and Parametric
Portfolio Associates, LLC.
For Against Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28472-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE INSTITUTIONAL U.S. EQUITY PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28473-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposals:
4. Approval of a Portfolio Management Agreement between the Trust, on behalf of The International Equity Portfolio, and Parametric
Portfolio Associates, LLC.
15. Approval of a Portfolio Management Agreement between the Trust, on behalf of The International Equity Portfolio, and WCM Investment Management, LLC.
For Against Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28474-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE INTERNATIONAL EQUITY PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’SVOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28475-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposals:
5.Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and
Parametric Portfolio Associates, LLC.
16.Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and WCM Investment Management, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28476-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE INSTITUTIONAL    INTERNATIONAL EQUITY PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28477-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
6.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Parametric
Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28478-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE EMERGING MARKETS PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28479-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
7. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Parametric
Portfolio Associates, LLC.
For Against Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28480-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE CORE FIXED INCOME PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28481-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
8.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The Corporate Opportunities Portfolio, and Parametric
Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28482-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE CORPORATE OPPORTUNITIES PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28483-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
9.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Government Fixed Income Securities
Portfolio, and Parametric Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28484-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28485-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
10.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The Inflation Protected Securities Portfolio, and
Parametric Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28486-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE INFLATION PROTECTED SECURITIES PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28487-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
11.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Corporate Fixed Income Securities Portfolio, and Parametric Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28488-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28489-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
12.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Mortgage/Asset Backed Fixed Income
Securities Portfolio, and Parametric Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28490-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE U.S. MORTGAGE/ASSET    BACKED FIXED INCOME SECURITIES PORTFOLIO (the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28491-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:
13.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The Intermediate Term Municipal Bond Portfolio, and Parametric Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28492-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
(the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com    or scan the
QR Barcode above
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D28493-S14228
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees unanimously    recommends you vote FOR the approval of the proposal:
14.    Approval of a Portfolio Management Agreement between the Trust, on behalf of The Intermediate Term Municipal Bond II Portfolio, and Parametric Portfolio Associates, LLC.
For    Against    Abstain
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
Signature [PLEASE SIGN WITHIN BOX]    Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com
D28494-S14228
SPECIAL MEETING OF SHAREHOLDERS
OF THE INTERMEDIATE    TERM MUNICIPAL BOND II PORTFOLIO (the “Affected Portfolios”) OF
HC CAPITAL TRUST FEBRUARY 5, 2021
The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, February 5, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the
Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.